As filed with the Securities Exchange Commission on October 6, 1999

               U.S. SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

                           www.eBIZnet.com, Inc.
       (Exact Name of Registrant as Specified in Charter)

           FLORIDA                                   September 29,
1999
(State or other jurisdiction of                      Date of Report
     incorporation or organization)          (Date earliest event
reported)

                                         65-0725217
0-27191
                           (I.R.S. Employer File No.)
(Commission Identification No.)

1197 W. Newport Center Drive, Suite 1195
Deerfield Beach, Florida                               33442

(Address of principal executive offices)        (Zip Code)

                  (954) 570-9958                         (954) 570-7873
              Registrant's Telephone Number              Telecopier
Please send copies of all correspondence to:
Samuel Goldfarb, Esq. Aronauer, Goldfarb, Sills & Re, LLP, 444
Madison Ave., NY, NY 10022

ITEM 5.  OTHER EVENTS.

       On September 29, 1999, the Secretary of the Corporation received written consents purportedly signed by the holders of a majority of the issued and outstanding common shares of the Corporation, by which the signatories adopted resolutions removing Garland E. Harris as a director, president and Chief Executive Officer of the Corporation and as a signatory to the Corporation's bank account. The resolutions have not been invalidated to date.


ITEM 7.  EXHIBITS.

       A. Letter dated September 29, 1999 from Willis Hale to Rhonda Pruitt, Secretary of www.eBIZnet.com, Inc.

       B. Action of the Majority of Shareholders of www.eBIZnet.com, Inc. by Written Consent.

                                     /s/ Rhonda Pruitt
                                     Rhonda Pruitt
                                     Secretary of the Corporation